EXHIBIT 32.02


             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
    AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Focus Affiliates, Inc. ( the "Registrant" ) on Form 10-Q for the quarter ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof ( the "Quarterly Report" ), I, Michael Lee, Chief Accounting Officer of the Registrant, certify, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

( 1 ) The Quarterly Report, to which this certification is attached as
Exhibit 32.02, fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

( 2 ) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.


Dated : October 17, 2008            Signature :  /s/ Michael Lee
                                                 ---------------------------
                                                 Michael Lee
                                                 Chief Accounting Officer


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